Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Aligned Energy Holdings, LP (the “Company”)

Guggenheim Securities, LLC (the “Structuring Agent”)

(together, the “Specified Parties”)

Re:	Aligned Data Centers Issuer, LLC, Secured Data Center Revenue Term Notes, Series 2023-2 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Aligned 2023-2 Datatape_to Send (10.11.23).xlsx” provided by the Company on October 11, 2023, containing information on 83 data center leases (the “Leases”) as of October 1, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Aligned Data Centers Issuer, LLC (the “Master Trust”). The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, and Start Date, Expiration Date, and Escalator Date were within 3 days, respectively.

•	The term “Statistical Calculation Date” means October 1, 2023.

•

The term “Existing Lease Information” means the “Datatape (2023-1)” tab in the electronic data file entitled “Aligned 2023-2 Datatape_to Send (10.11.23).xlsx” provided by the Structuring Agent on October 11, 2023, on behalf of the Company, containing information on the Existing Leases (defined below) as of the Statistical Calculation Date.

•

The term “Lease Documents” means the following documents provided by the Company: (i) data center lease agreements, master service agreements, service orders, and colocation license agreements and associated abstracts and amendments, (ii) tenant invoices, and (iii) Company’s accounting system screenshots. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the tenants.

•

The term “Bloomberg Ratings” means tenants’ Standard and Poor’s (S&P) long term bond credit ratings, or equivalent Moody’s Investor Services (Moody’s) or Fitch Ratings Inc. (Fitch) long term bond credit ratings where S&P ratings were not available, as of the Statistical Calculation Date, obtained from a Bloomberg terminal, as instructed by the Structuring Agent on behalf of the Company.

•

The term “Supporting Information Files” means the following electronic data files provided by the Structuring Agent, on behalf of the Company, containing instructions and information on (i) credit ratings, (ii) campus and city mapping, (iii) tenant name changes, (iv) escalation dates, (v) rent amounts, and (vi) term information:

–	“ADC 2023-2 Exceptions_01_Gugg Responses.xlsx” provided on October 9, 2023

–	“ADC 2023-2 KPMG Ratings Compare_Final_Gugg Responses.xlsx” provided on October 11, 2023

•	The term “Source Documents” means the Lease Documents, Bloomberg Ratings, and Supporting Information Files.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A.

•	The term “Provided Information” means the Statistical Calculation Date, Existing Lease Information, Source Documents, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We were instructed by the Structuring Agent, on behalf of the Company, to exclude four (4) Leases from the Data File with an Expiration Date prior to the Statistical Calculation Date, resulting in 79 Leases remaining in the Data File (the “Reviewed Leases”). The Structuring Agent informed us, on behalf of the Company, that of the 79 Reviewed Leases, (i) 56 Leases are currently included in the Master Trust (the “Existing Leases”) and (ii) 23 Leases will be added to the Master Trust (the “New Leases”) on the closing date.

B.

For each Existing Lease, we compared the specified attributes listed in Exhibit A to the corresponding information included in the Existing Lease Information, Bloomberg Ratings, and Supporting Information Files, as applicable. The Specified Parties indicated that the absence of any of the information in the Existing Lease Information, Bloomberg Ratings or Supporting Information Files or the inability to agree the indicated information from the Data File to the Existing Lease Information, Bloomberg Ratings and Supporting Information Files for such attributes constituted an exception.

C.

For each New Lease, we compared or recomputed the specified attributes listed in Exhibit A to the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception.

2

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 20, 2023

3

Exhibit A

Attributes and Instructions

#	Attribute Name in Data File	For Existing Leases Existing Lease Information, Bloomberg Ratings, and Supporting Information Files	For New Leases Source Documents / Instructions
1	Tenant/Lease Name	“Tenant/Lease Name” attribute in the Existing Lease Information	Lease Documents, Supporting Information Files

2	Campus	“Campus” attribute in the Existing Lease Information	Lease Documents, Supporting Information Files

3	City	“City” attribute in the Existing Lease Information	Lease Documents, Supporting Information Files

4	Credit Ratings	Bloomberg Ratings	Bloomberg Ratings

5	Current Lease Plan (“CLP”) Leased (KW)	“Current Lease Plan (“CLP”) Leased (KW)” attribute in the Existing Lease Information	Lease Documents

6	CLP Ramped (KW)	“CLP Ramped (KW)” attribute in the Existing Lease Information	Lease Documents

7	CLP Ramp Schedule (Kilowatts table and Rate table)	“CLP Ramp Schedule” attribute in the Existing Lease Information	Lease Documents

8	Commencement Rent (KW/pmt freq)	“Commencement Rent (KW/pmt freq)” attribute in the Existing Lease Information	Lease Documents

9	Rent (KW/pmt freq)	“Rent (KW/pmt freq)” attribute in the Existing Lease Information, Lease Documents

Recompute as the product of:

(A) Commencement Rent (KW/pmt freq), and

(B) the sum of 1 and Escalator Rate raised to the power of the number of years between the Escalator Date and the Statistical Calculation Date

10	Monthly Base Rent	“Monthly Base Rent” attribute in the Existing Lease Information	Recompute as the product of: (A) Rent (KW/pmt freq), and (B) CLP Ramped (KW)

#	Attribute Name in Data File	For Existing Leases Existing Lease Information, Bloomberg Ratings, and Supporting Information Files	For New Leases Source Documents / Instructions

11	Additional Base Rent	“Additional Base Rent” attribute in the Existing Lease Information	Recompute as the sum of additional rent listed in the Lease Documents for non-power generating facilities (identified as rent that is not measured in kilowatts)

12	Initial Additional Office Space Rent	“Initial Additional Office Space Rent” attribute in the Existing Lease Information

In instances where non-power generating office space and non-power generating storage space were listed in the Lease Documents (identified as rent that is not measured in kilowatts), recompute as the sum of:

(A) rent for non-power generating office space, and

(B) rent for non-power generating storage space

In instances where non-power generating office space and non-power generating storage space were not listed in Lease Documents, recompute as:

(A) Current Additional Office Space Rent, divided by

(B) the sum of 1 and Escalator Rate

13	Current Additional Office Space Rent	“Current Additional Office Space Rent” attribute in the Existing Lease Information

Recompute as the product of:

(A) Initial Additional Office Space Rent, and

(B) the sum of 1 and Escalator Rate raised to the power of the number of years between the Escalator Date and the Statistical Calculation Date

14	Start Date	“Start Date” attribute in the Existing Lease Information, Supporting Information Files	Lease Documents

15	Expiration Date	“Expiration Date” attribute in the Existing Lease Information, Supporting Information Files

Lease Documents

In instances where Expiration Date was not listed in the Lease Documents, recompute by adding:

(A) Start Date, and

(B) Original Term, adjusted by certain date adjustment methodology listed in the Lease Documents

#	Attribute Name in Data File	For Existing Leases Existing Lease Information, Bloomberg Ratings, and Supporting Information Files	For New Leases Source Documents / Instructions

16	Original Term	“Original Term” attribute in the Existing Lease Information, Supporting Information Files	Recompute as the difference in months between: (A) Expiration Date, and (B) Start Date, adjusted by date-specific language listed in the Lease Documents

17	Payment Frequency	“Payment Frequency” attribute in the Existing Lease Information	Lease Documents

18	Escalator Rate	“Escalator Rate” attribute in the Existing Lease Information, Supporting Information Files	Lease Documents

19	Escalator Date (Month and Date Only)	“Escalator Date (Month and Date Only)” attribute in the Existing Lease Information, Supporting Information Files	Lease Documents, Supporting Information Files Recompute as the day one year prior to the date on which first escalation occurred, as listed in the Lease Documents

20	Escalator Frequency	“Escalator Frequency” attribute in the Existing Lease Information	Lease Documents

21	Number of Renewal Options	“Number of Renewal Options” attribute in the Existing Lease Information	Lease Documents

22	Length of Term	“Length of Term” attribute in the Existing Lease Information	Lease Documents

23	Total Length of Term	“Total Length of Term” attribute in the Existing Lease Information	Recompute as the product of: (A) Number of Renewal Options, and (B) Length of Term